UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 9, 2007
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On February 9, 2007, MGM MIRAGE, a Delaware corporation (the “Company”), through MGM Jean, LLC, a Nevada limited liability company and a subsidiary of the Company (“MGM Jean”), entered into an operating agreement (the “Operating Agreement”) with Jeanco Realty Development, LLC, a Nevada limited liability company (“JRD”), in connection with the formation of Jeanco, LLC, a Nevada limited liability company and a joint venture entity between MGM Jean and JRD (the “Joint Venture”).
MGM Jean and JRD will each own a fifty percent (50%) interest in, and will serve as the sole members and managers of, the Joint Venture. Pursuant to the Operating Agreement, MGM Jean will contribute to the Joint Venture approximately 166-acres of land and related improvements currently owned by the Company in Jean, Nevada and valued, for the purposes of the Operating Agreement, at $150 million. In addition, pursuant to the Operating Agreement, JRD will contribute $75 million in cash to the Joint Venture in two separate contributions, which contributions will be distributed to MGM Jean. The purpose of the Joint Venture will be to master plan, develop, and operate, in each case, subject to regulatory and gaming approvals, gaming casinos and residential housing on real estate held by the Joint Venture in Jean, Nevada. Any such planning, development, and operation, including the necessary financing thereof, will be subject to unanimous approval by MGM Jean and JRD.
The foregoing description of the Operating Agreement does not purport to be complete and is qualified in its entirety by the terms of the Operating Agreement, which is filed as Exhibit 10 to this Form 8-K and incorporated herein by reference.
Item 7.01. REGULATION FD DISCLOSURE
On February 12, 2007, the Company, issued a press release, attached as Exhibit 99 to this Form 8-K, announcing the formation of the Joint Venture.
The information set forth in this Item 7.01 of this Form 8-K, including the text of the press release, attached as Exhibit 99, hereto, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”).
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
10	Operating Agreement of Jeanco, LLC, dated February 9, 2007.

99*	Text of the press release of the Registrant, dated February 12, 2007.

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: February 15, 2007	By:	/s/ Bryan L. Wright

	Name:	Bryan L. Wright
	Title:	Senior Vice President — Assistant General Counsel & Assistant Secretary

INDEX TO EXHIBITS

No.	Description
10	Operating Agreement of Jeanco, LLC, dated February 9, 2007.
99*	Text of the press release of the Registrant, dated February 12, 2007.

*	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.